Exhibit 99.1

Travel + Leisure Co. Successfully Executes $869 million Secured Term Loan B Facility Repricing

ORLANDO, Fla. (Dec. 10, 2025) -- Travel + Leisure Co. (NYSE:TNL) announced today the closing of the Eighth Amendment to its Credit Agreement, which established new pricing terms for the $869 million of outstanding borrowings under the 2024 Term Loan B Facility. The repricing reduces the applicable interest rate on the 2024 Term Loan B Facility by 50 basis points from SOFR plus 2.50% to SOFR plus 2.00%. The 2024 Term Loan B Facility maturity date remains December 14, 2029.

“We’re pleased with the outcome of this transaction. The repricing reflects the strength and consistency of our business model, the continued improvement in our credit profile, and the confidence lenders have in our long-term performance. Reducing our cost of capital enhances financial flexibility and supports the disciplined growth and value creation framework we’re executing across the company,” said Erik Hoag, Chief Financial Officer of Travel + Leisure Co.

About Travel + Leisure Co.

Travel + Leisure Co. (NYSE: TNL) is a leading leisure travel company, providing more than six million vacations to travelers around the world every year. The company operates a portfolio of vacation ownership, travel club, and lifestyle travel brands designed to meet the needs of the modern leisure traveler, whether they’re traversing the globe or staying a little closer to home. With hospitality and responsible tourism at its heart, the company’s nearly 19,000 dedicated associates around the globe help the company achieve its mission to put the world on vacation. Learn more at travelandleisureco.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, conveying management’s expectations as to the future based on plans, estimates and projections at the time the Company makes the statements. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The forward-looking statements contained in this press release include statements related to the Offering and the use of proceeds therefrom.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the acquisition of the Travel + Leisure brand and the future prospects and plans for Travel + Leisure Co., including our ability to execute our strategies to grow our cornerstone timeshare and exchange businesses and expand into the broader leisure travel industry through travel clubs; our ability to compete in the highly competitive timeshare and leisure travel industries; uncertainties related to acquisitions, dispositions and other strategic transactions; the health of the travel industry and declines or disruptions caused by adverse economic conditions (including inflation, recent tariff actions and other trade restrictions, higher interest rates, and recessionary pressures), travel restrictions, terrorism or acts of gun violence, political strife, war (including hostilities in Ukraine and the Middle East), pandemics, and severe weather events and other natural disasters; adverse changes in consumer travel and vacation patterns, consumer preferences and demand for our products; increased or unanticipated operating costs and other inherent business risks; our ability to comply with financial and restrictive covenants under our indebtedness; our ability to access capital and insurance markets on reasonable terms, at a reasonable cost or at all; maintaining the integrity of internal or customer data and protecting our systems from cyber-attacks; the timing and amount of future dividends and share repurchases, if any; and those other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 19, 2025, and subsequent periodic reports filed with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Investor Contact:
Investor Relations
IR@travelandleisure.com

Media Contact:
Public Relations
Media@travelandleisure.com